UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21532

Frank Funds

(Exact Name of Registrant as Specified in Charter)

312 East 22nd Street, #2B, New York, NY  10010

(Address of Principal Executive Offices)  (Zip Code)

Brian J. Frank, Frank Capital Partners LLC

312 East 22nd Street, #2B, New York, NY  10010

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  973-887-7698

Date of fiscal year end: June 30

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

FRANK FUNDS

ANNUAL REPORT

FRANK VALUE FUND

LEIGH BALDWIN TOTAL RETURN FUND

June 30, 2010

Fiscal Year, 2010

To our fellow shareholders,

The Frank Funds’ fiscal year ending June 30, 2010 saw the beginnings of an economic recovery questioned by a weakening job market and ballooning government deficits. Additionally, the rapid rise in Greek interest rates spurred fear of a European debt contagion. Problems in Greece are, for the moment, contained, however investor caution has resulted in extreme differences between the interest rates on government bonds and the valuations of public company common stock. Investors vastly prefer the safety of short-term government debt despite paying near-zero interest rates, and these fears have resulted in a difficult twelve months for stock market investors. Additionally, continued outflows from domestic US equity funds have resulted in fewer dollars in the market, further depressing company valuations.

The world economy continues to deleverage, and the US job market remains in the doldrums. Companies are flush with cash, but these strong balance sheets are not translating into job growth because of the vast amount of uncertainty in the world. Corporations are not only unsure of the amount of demand to prepare for, but the large amount of legislation coming out of Washington and the uncertainty on 2011 tax rates is keeping employers on the sidelines. Thus there is a dual-aversion to the Funds’ holdings: numerous investors are fleeing stocks for bonds, and the investors who remain must battle extreme uncertainty. Thankfully, the Funds’ long-term focus enables the portfolio managers to look past short-term worries and take advantage of current depressed valuations.

Frank Value Fund Portfolio Performance

The Frank Value Fund (“Value Fund”) gained 12.75% for the fiscal year ended June 30, 2010, compared to a gain of 14.35% for its benchmark, the S&P 500 Total Return Index. Over the past three years on an annualized basis, the Value Fund declined -7.68%, compared to a drop of -9.83% for the benchmark. Since inception (7/21/04) on an annualized basis, the Value Fund has generated a return of 2.37%, compared to a gain of 0.88% for the S&P 500 Total Return Index.

Relative to the benchmark, the Value Fund experienced a challenging fiscal year in the Services sector, driven by stock allocation decisions. In the Services sector, Western Union, a money transfer company, trailed the benchmark. Western Union remains a dominant company in its space with robust earnings, however sluggish short-term growth has been a drag on the stock price. As an overweight position for the Value Fund, Western Union contributed to the Fund’s relative underperformance versus its benchmark in the fiscal year. The Value Fund was also overweight the Healthcare sector during the last fiscal year. This sector has been under significant price pressure due to government regulation and patent portfolio expiration. While the Value Fund’s portfolio manager believes these investments will drive long-term outperformance, in the last fiscal year this sector underperformed the benchmark.

The Value Fund experienced a strong year in the Consumer Discretionary sector, driven by stock allocation decisions. In the Consumer Discretionary sector, Bare Escentuals, a manufacturer of mineral-based makeup, received a buyout offer on January 14, 2010 at a 39.9% premium to the previous day’s closing price. The Value Fund exited its holdings in Bare Escentuals in the fiscal year at an average realized gain of 77.4%.

Leigh Baldwin Total Return Fund Portfolio Performance

The Leigh Baldwin Total Return Fund (“Baldwin Fund”) gained 0.48% for the fiscal year ended June 30, 2010, compared to a gain of 14.35% for its benchmark, the S&P 500 Total Return Index. Since inception (8/30/08) on an annualized basis, the Baldwin Fund has generated a return of -4.30%, compared to -8.71% for the S&P 500 Total Return Index.

The Baldwin Fund experienced a challenging fiscal year in the Energy sector, driven by stock allocation decisions. In the Energy sector, Exxon Mobil, a multinational oil services company, encountered business challenges from the BP oil spill, resulting in price declines in the stock market. As an overweight position for the Baldwin Fund, Exxon Mobil contributed to the relative underperformance versus its benchmark during the last fiscal year.

The Baldwin Fund experienced a strong year in the Services sector, driven by stock allocation decisions. In the Services sector, McDonald’s Corp, a world-wide food service retailer, weathered the slow-growth environment and expanded its business, and shares advanced. The Baldwin Fund’s strategy to purchase put options on its positions also generated gains in the fiscal year.

Thank you for your investment.  We look forward to continue working with you.

Sincerely,

Brian Frank

President

Frank Funds Trust

Frank Value Fund

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED JUNE 30, 2010

	1 Year	3 Year	Since Inception (7/21/2004)
Frank Value Fund	13.51%	(7.68)%	2.37%
S&P 500 Index	14.43%	(9.80)%	0.89%

20,000
15,000
10,000
5,000
0
Frank Value Fund
S&P 500 Index
Inception Date: 7/21/2004
$11,497
$10,543
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10

This chart assumes an initial investment of $10,000 made on 7/21/2004 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (888)-217-5426.

Leigh Baldwin Total Return Fund

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED JUNE 30, 2010

	One Year	Since Inception (8/1/2008)
Leigh Baldwin Total Return Fund	0.82%	(4.30)%
S&P 500 Index	14.43%	(8.06)%

20,000
15,000
10,000
5,000
,0
Leigh Baldwin Total Return Fund
S&P 500 Index
Inception Date: 8/1/2008
$9,195
$8,515
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10

This chart assumes an initial investment of $10,000 made on 8/1/2008 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (888)-217-5426.

FRANK VALUE FUND

           PORTFOLIO ANALYSIS

             JUNE 30, 2010 (UNAUDITED)

The following chart gives a visual breakdown of the Frank Value Fund (the “Value Fund”) by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

LEIGH BALDWIN TOTAL RETURN FUND

           PORTFOLIO ANALYSIS

              JUNE 30, 2010 (UNAUDITED)

The following chart gives a visual breakdown of the Leigh Baldwin Total Return Fund (the “Baldwin Fund”) by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Value Fund
	Schedule of Investments
	June 30, 2010

Shares		Value

COMMON STOCKS - 96.58%

Apparel & Other Finished Products of Fabrics & Similar Material - 3.64%
7,097	True Religion Apparel, Inc. *	$ 156,631

Communications Equipment, NEC - 1.37%
15,962	Lojack Corp. *	58,900

Communications Services, NEC - 2.30%
4,795	Neustar Inc. Class A *	98,873

Computer Communications Equipment - 4.55%
9,193	Cisco Systems, Inc. *	195,903

Electronic Computers - 2.08%
7,423	Dell, Inc. *	89,521

Finance Services - 2.97%
7,024	Americredit Corp. *	127,977

Hospital & Medical Service Plans - 8.96%
3,549	Humana, Inc. *	162,083
3,937	WellCare Health Plans, Inc. *	93,464
2,665	Wellpoint, Inc. *	130,399
		385,946
Pharmaceutical Preparations - 15.30%
7,487	Forest Laboratories, Inc. Class A *	205,368
3,509	NBTY, Inc. *	119,341
20,174	Pfizer, Inc.	287,681
6,569	Prestige Brands Holdings, Inc. *	46,509
		658,899
Retail-Apparel & Accessory Stores - 2.74%
4,120	Aeropostale Inc. *	117,997

Retail-Computer & Computer Software Stores - 2.14%
4,903	GameStop Corp. Class A *	92,127

Retail-Drug Stores & Proprietary Stores - 4.66%
11,276	PetMed Express, Inc.	200,713

Retail-Radio, TV & Consumer Electronics Stores - 2.29%
2,917	Best Buy Company, Inc.	98,770

Semiconductors & Related Devices - 5.10%
11,285	Intel Corp.	219,493

Services-Advertising Agencies - 2.52%
10,172	Valueclick, Inc. *	108,739

Services-Business Services, NEC - 8.67%
9,908	eBay, Inc. *	194,296
12,009	Western Union Co.	179,054
		373,350
Services-Computer Programming, Date Processing, ETC - 3.46%
335	Google Inc. Class A *	149,058

Services-Consumer Credit Reporting, Collection Agencies - 3.79%
1,615	Dun & Bradstreet	108,399
2,743	Moody's Corp.	54,640
		163,039
Services-Engineering, Accounting, Research, Management - 3.11%
4,430	Forrester Research, Inc. *	134,052

Services-Mailing, Reproduction, Commercial Art & Photography - 1.88%
9,295	American Reprographics Co. *	81,145

Services-Management Consulting - 2.51%
4,120	Corporate Executive Board Co.	108,232

Services-Personal Services - 2.88%
4,825	Weight Watchers International	123,954

Services-Prepackaged Software - 5.14%
5,290	CA Technologies, Inc.	97,336
5,383	Microsoft Corp.	123,863
		221,199
Telegraph & Other Message Communications - 4.52%
8,944	J2 Global Communications, Inc. *	195,338

TOTAL FOR COMMON STOCKS (Cost $4,570,858) - 96.58%		4,159,856

SHORT TERM INVESTMENTS - 4.53%
194,930	Fidelity Institutional Money Market Portfolio 0.26% ** (Cost $194,930)	194,930

TOTAL FOR SHORT TERM INVESTMENTS (Cost $194,930) - 4.53%		194,930

TOTAL INVESTMENTS (Cost $4,765,788) - 101.11%		4,354,786

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.11)%		(47,648)

NET ASSETS - 100.00%		$ 4,307,138

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2010.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2010 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Common Stocks	$ 4,159,856	-	-	$ 4,159,856
	Short-Term Investments:
	Fidelity Institutional Money Market Portfolio	$ 194,930	-	-	$ 194,930

		$ 4,354,786	-	-	$ 4,354,786

The accompanying notes are an integral part of these financial statements.

	Baldwin Fund
	Schedule of Investments
	June 30, 2010

Shares		Value

COMMON STOCKS - 81.95%

Biological Products - 1.03%
1,000	Gilead Sciences, Inc. *	$ 34,280

Cigarettes - 4.83%
3,500	Philip Morris International, Inc.	160,440

Crude Petroleum & Natural Gas - 3.72%
3,600	Petroleo Brasileiro S.A. (Brazil)	123,552

Electric Services - 1.06%
1,500	Huaneng Power International Inc. (China) ADR	35,295

Farm Machinery & Equipment - 0.78%
5,000	Arts-Way Manufacturing Co.	26,013

Finance Services - 0.73%
3,000	Oneida Financial Corp.	24,300

Grain Mill Products - 8.21%
4,000	General Mills, Inc.	142,080
2,600	Kellogg Co.	130,780
		272,860
Guided Missiles & Space Vehicles & Parts - 4.48%
2,000	Lockheed Martin Corp.	149,000

Malt Beverages - 4.21%
3,300	Molson Coors Brewing, Co.	139,788

National Commercial Banks - 0.90%
5,000	Wilber Corp.	30,000

Petroleum Refining - 4.46%
2,600	Exxon Mobil Corp.	148,382

Pharmaceutical Preparations - 8.11%
5,000	Bristol Myers Squibb Co.	124,700
3,000	Novartis AG (Switzerland) ADR	144,960
		269,660
Pumps & Pumping Equipment - 3.65%
2,700	ITT Corp.	121,284

Retail-Drug Stores and Proprietary Stores - 4.42%
5,500	Walgreen Co.	146,850

Retail-Miscellaneous Shopping - 1.94%
5,000	Barnes and Noble, Inc.	64,500

Security Brokers, Dealers & Flotation Companies - 2.99%
7,000	Schwab Corp.	99,260

Semiconductors & Related Devices - 4.10%
7,000	Intel Corp.	136,150

Services-Engineering, Accounting, Research, Management - 3.75%
4,800	Paychex, Inc.	124,656

Services-Motion Picture & Video Tape Production - 5.55%
1,500	Dreamworks Animation SKG, Inc.*	42,825
4,500	Walt Disney Co.	141,750
		184,575
Services-Prepackaged Software - 3.46%
5,000	Microsoft Corp.	115,050

Soap, Detergents, Cleaning Preperations, Perfumes, Cosmetics - 4.51%
2,500	Procter & Gamble Co.	149,950

Telephone Communications (No Radio Telephone) - 4.00%
5,500	AT&T Corp.	133,045

Water Supply - 1.06%
2,000	Aqua America, Inc.	35,360

TOTAL FOR COMMON STOCKS (Cost $3,090,434) - 81.95%		2,724,250

EXCHANGE TRADED FUNDS - 3.89%
5,000	Aberdeen Asia Pacific Fund	30,250
2,000	Direxion Large Cap Bear 3X Shares *	36,500
4,000	The Gabelli Global Gold, Natural Resources & Income Trust	62,680
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $122,769) - 3.89%		129,430

REITS - 3.61%
7,000	Annaly Capital Management, Inc.	120,050
TOTAL FOR REITS (Cost $130,550) - 3.61%		120,050

Underlying Security
Expiration Date/Exercise Price

PUT OPTIONS - 7.29% *
Shares Subject
to Put
	Annaly Capital Management, Inc.
6,500	January 2012 Put @ $15.00	18,265

	AT&T Corp.
5,500	January 2011 Put @ $20.00	13,200

	Barnes & Noble, Inc.
5,000	October 2010 Put @ $10.00	3,250

	Bristol-Myers Squibb Co.
5,000	January 2012 Put @ $20.00	11,800

	Disney Enterprises, Inc.
4,500	January 2012 Put @ $25.00	12,420

	Exxon Mobil Corp.
2,600	January 2012 Put @ $52.50	18,590

	General Mills, Inc.
4,000	January 2012 Put @ $30.00	10,000

	Intel Corp.
6,500	January 2012 Put @ $15.00	11,570

	ITT Corp.
2,700	January 2011 Put @ $45.00	11,880

	Kellogg Co.
2,600	January 2012 Put @ $40.00	5,330

	Lockheed Martin Corp.
2,000	January 2012 Put @ $70.00	18,800

	Microsoft Corp.
5,000	January 2012 Put @ $22.50	17,750

	Molson Coors Brewing Co.
3,000	January 2011 Put @ $35.00	3,450

	Novartis AG (Switzerland) ADR
2,500	January 2011 Put @ $45.00	5,125

	Paychex, Inc.
4,500	January 2012 Put @ $25.00	16,200

	Petroleo Brasileiro S.A. (Brazil)
3,600	January 2012 Put @ $30.00	17,280

	Philip Morris International, Inc.
2,500	January 2012 Put @ $40.00	13,500

	Philip Morris International, Inc.
1,000	January 2012 Put @ $21.00	5,400

	Procter & Gamble Co.
2,500	January 2012 Put @ $50.00	9,375

	Schwab Corp.
6,500	January 2011 Put @ $12.50	5,850

	Walgreen Co.
5,500	January 2012 Put @ $22.50	13,365

	Total (Premiums Paid $209,670) - 7.29%	242,400

SHORT TERM INVESTMENTS - 5.24%
174,313	Fidelity Government Fund Class-I 0.07% ** (Cost $174,313)	174,313

TOTAL FOR SHORT TERM INVESTMENTS - (Cost $174,313) 5.24%		174,313

TOTAL INVESTMENTS (Cost $3,727,736) - 101.98%		3,390,443

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.98)%		(66,865)

NET ASSETS - 100.00%		$ 3,323,578

ADR - American Depository Receipt
* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2010.
The accompanying notes are an integral part of these financial statements.

Baldwin Fund
Schedule of Call Options Written
June 30, 2010

CALL OPTIONS WRITTEN *

Underlying Security	Shares Subject
Expiration Date/Exercise Price	to Call	Value

Annaly Capital Management, Inc.
August 2010 Call @ $18.00	7,000	$ 2,030

Aqua America, Inc.
August 2010 Call @ $17.50	2,000	1,300

AT&T Corp.
July 2010 Call @ $26.00	5,500	165

Barnes & Nobles, Inc.
August 2010 Call @ $15.00	3,000	1,500

Barnes & Nobles, Inc.
July 2010 Call @ $17.50	2,000	200

Bristol-Meyers Squibb Co.
July 2010 Call @ $25.00	5,000	2,550

Direxion Large Cap Bear 3X Shares
July 2010 Call @ $17.00	2,000	3,900

Disney Enterprises, Inc.
July 2010 Call @ $34.00	4,500	765

Dreamworks Animation SKG, Inc.
July 2010 Call @ $30.00	1,500	750

Exxon Mobil Corp.
July 2010 Call @ $65.00	2,000	120

Exxon Mobil Corp.
July 2010 Call @ $62.50	600	78

General Mills, Inc.
July 2010 Call @ $37.50	4,000	200

Gilead Sciences, Inc.
July 2010 Call @ $38.00	1,000	80

Huaneng Power International Inc. (China) ADR
August 2010 Call @ $22.50	1,500	2,925

Intel Corp.
July 2010 Call @ $22.00	7,000	420

ITT Corp.
July 2010 Call @ $50.00	2700	135

Kellogg Co.
July 2010 Call @ $55.00	2,600	130

Lockheed Martin Corp.
July 2010 Call @ $55.00	2,000	400

Microsoft Corp.
July 2010 Call @ $27.00	5,000	150

Molson Coors Brewing Co.
January 2010 Call @ $45.00	3,300	495

Novartis AG (Switzerland) ADR
July 2010 Call @ $50.00	3,000	1,350

Procter & Gamble Co.
July 2010 Call @ $62.50	2,500	350

Paychex, Inc.
July 2010 Call @ $32.50	4,800	240

Petroleo Brasileiro S.A. (Brazil)
July 2010 Call @ $40.00	3,600	324

Philip Morris International, Inc.
July 2010 Call @ $47.00	3,500	1,715

Schwab Corp.
July 2010 Call @ $18.00	7,000	700

Walgreen Co.
July 2010 Call @ $30.00	2,000	80

Walgreen Co.
July 2010 Call @ $32.00	3,500	70

Total (Premiums Received $51,635)		$ 23,122

ADR - American Depository Receipt
* Non-income producing securities during the period.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.
These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,representing the Fund's own assumptions about the assumptions a market participant would use in valuing the   asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
(Assets)
Common Stocks	$ 2,724,250	-	-	$ 2,724,250
Exchange Traded Funds	$ 129,430	-	-	$ 129,430
Real Estate Investment Trusts	$ 120,050	-	-	$ 120,050
Put Options	$ 242,400	-	-	$ 242,400
Short-Term Investments:
Fidelity Government Fund Class-I	$ 174,313	-	-	$ 174,313

Total	$ 3,390,443	-	-	$ 3,390,443

Investments in Securities Sold Short	Level 1	Level 2	Level 3	Total
(Liabilities)
Call Options	$ 23,122	-	-	$ 23,122

Total	$ 23,122	-	-	$ 23,122

The accompanying notes are an integral part of these financial statements.

Frank Funds
Statements of Assets and Liabilities
June 30, 2010

	Value Fund	Baldwin Fund
Assets:
Investments in Securities, at Value (Cost $4,765,788 and $3,727,735)	$ 4,354,786	$ 3,390,443
Receivables:
Dividends and Interest	882	11,240
Due from Adviser	-	2,396
Securities Sold	-	1,410
Prepaid Expenses	-	2,163
Total Assets	4,355,668	3,407,652
Liabilities:
Covered Call Options Written at Fair Market Value
(premiums received $0 and $51,635)	-	23,122
Payables:
Accrued Management Fees	6,163	-
Securities Purchased	42,367	43,000
Dividends Payable	-	2,498
Other Accrued Expenses	-	15,454
Total Liabilities	48,530	84,074

Net Assets	$ 4,307,138	$ 3,323,578

Net Assets Consist of:
Paid In Capital	$ 4,904,198	$ 3,528,399
Accumulated Undistributed Realized Gain (Loss) on Investments	(186,058)	103,958
Unrealized Depreciation in Value of Investments	(411,002)	(308,779)
Net Assets, for 512,601 and 389,817 Shares Outstanding	$ 4,307,138	$ 3,323,578

Net Asset Value Per Share	$ 8.40	$ 8.53

Minimum Redemption Price Per Share *	$ 8.23	$ 8.36

* The Funds will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.

The accompanying notes are an integral part of these financial statements.

Frank Funds
Statements of Operations
For the year ended June 30, 2010

	Value Fund	Baldwin Fund
Investment Income:
Dividends (a)	$ 19,263	$ 102,190
Interest	275	151
Total Investment Income	19,538	102,341

Expenses:
Advisory Fees (Note 3)	35,897	11,499
Administration Fees (Note 4)	-	60,000
Transfer Agent Fees	-	12,046
Miscellaneous Expenses	-	1,570
Audit Fees	-	8,000
Distribution Fees	-	25,553
Legal Fees	-	13,473
Custody Fees	-	14,246
Insurance Expense	-	556
Trustee Expense	-	711
Printing and Mailing Expense	-	442
Registration Fees	-	3,892
Total Expenses	35,897	151,988
Fees Waived and Reimbursed by the Advisor	-	(107,270)
Net Expenses	35,897	44,718

Net Investment Income (Loss)	(16,359)	57,623

Realized and Unrealized Gain (Loss) on:
Realized Gain on Investments	4,291	169,195
Realized Loss on Options	-	(26,150)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(268,866)	(352,339)
Options	-	100,715
Realized and Unrealized Gain (Loss) on Investments and Options	(264,575)	(108,579)

Net Decrease in Net Assets Resulting from Operations	$ (280,934)	$ (50,956)

(a) net of foreign witholding taxes of $1,704 - Baldwin Fund

The accompanying notes are an integral part of these financial statements.

Value Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2010	6/30/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (16,359)	$ (3,599)
Net Realized Gain (Loss) on Investments	4,291	(174,009)
Unrealized Appreciation (Depreciation) on Investments	(268,866)	23,230
Net Decrease in Net Assets Resulting from Operations	(280,934)	(154,378)

Distributions to Shareholders:
Realized Gains	-	(91,799)
Total Distributions Paid to Shareholders	-	(91,799)

Capital Share Transactions (Note 5)	3,704,827	161,471

Total Increase (Decrease) in Net Assets	3,423,893	(84,706)

Net Assets:
Beginning of Period	883,245	967,951

End of Period (Including Undistributed Net Investment Income
of $0 and $0, respectively)	$ 4,307,138	$ 883,245

The accompanying notes are an integral part of these financial statements.

Baldwin Fund
Statements of Changes in Net Assets

		Period
	Year Ended	Ended *
	6/30/2010	6/30/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 57,623	$ 22,721
Net Realized Gain on Investments and Options	143,045	37,285
Unrealized Depreciation on Investments and Options	(251,624)	(57,156)
Net Increase (Decrease) in Net Assets Resulting from Operations	(50,956)	2,850

Distributions to Shareholders:
Net Investment Income	(59,803)	(23,056)
Realized Gains	(73,857)	-
Total Distributions Paid to Shareholders	(133,660)	(23,056)

Capital Share Transactions (Note 5)	1,877,692	1,550,708

Total Increase in Net Assets	1,693,076	1,530,502

Net Assets:
Beginning of Period	1,630,502	100,000

End of Period (Including Undistributed Net Investment Income of ($0 and $0, respectively)
	$ 3,323,578	$ 1,630,502

* For the Period August 1, 2008 (commencement of investment operations) through June 30, 2009.
The accompanying notes are an integral part of these financial statements.

Value Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	6/30/2010	6/30/2009	6/30/2008	6/30/2007	6/30/2006

Net Asset Value, at Beginning of Period	$ 7.40	$ 10.42	$ 13.61	$ 11.36	$ 10.76

Income From Investment Operations:
Net Investment Loss *	(0.06)	(0.03)	(0.04)	(0.07)	(0.04)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.06	(2.16)	(1.74)	2.90	0.92
Total from Investment Operations	1.00	(2.19)	(1.78)	2.83	0.88

Distributions:
Net Investment Income	-	-	-	-	-
Realized Gains	-	(0.83)	(1.41)	(0.58)	(0.28)
Total from Distributions	-	(0.83)	(1.41)	(0.58)	(0.28)

Net Asset Value, at End of Period	$ 8.40	$ 7.40	$ 10.42	$ 13.61	$ 11.36

Total Return **	13.51%	(19.12)%	(14.31)%	25.41%	8.30%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,307	$ 883	$ 968	$ 853	$ 499
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets	(0.68)%	(0.43)%	(0.35)%	(0.54)%	(0.35)%
Portfolio Turnover	58.68%	47.11%	63.03%	72.06%	45.25%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

Baldwin Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year Ended	Period Ended *
	6/30/2010	6/30/2009

Net Asset Value, at Beginning of Period	$ 8.94	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.20	0.26
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.11)	(1.15)
Total from Investment Operations	0.09	(0.89)

Distributions:
Net Investment Income	(0.20)	(0.17)
Realized Gains	(0.30)	-
Total from Distributions	(0.50)	(0.17)

Net Asset Value, at End of Period	$ 8.53	$ 8.94

Total Return ***	0.82%	(8.80)%	(a)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,324	$ 1,631
Before Reimbursement:
Ratio of Expenses to Average Net Assets	5.94%	16.14%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.94)%	(11.24)%	(b)
After Reimbursement:
Ratio of Expenses to Average Net Assets	1.75%	1.75%	(b)
Ratio of Net Investment Income to Average Net Assets	2.25%	3.15%	(b)
Portfolio Turnover	417.96%	195.12%

* For the Period August 1, 2008 (commencement of investment operations) through June 30, 2009.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
(a) Not Annualized
(b) Annualized
The accompanying notes are an integral part of these financial statements.

FRANK FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

Note 1. Organization

Frank Funds (the “Trust”), is an open-end regulated investment company that was organized as an Ohio business trust on February 12, 2004. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series, each series representing a distinct fund with its own investment objective and policies.  At present, there are two series authorized by the Trust, the Frank Value Fund (the “Value Fund”) and the Leigh Baldwin Total Return Fund (the “Baldwin Fund”) ( each a “Fund” and collectively the “Funds”).  Frank Capital Partners LLC (“FCP” or “Frank Capital”) is the adviser to the Value Fund and Leigh Baldwin & Co., LLC (“LBC”) is the adviser to the Baldwin Fund.  The Value Fund’s investment objective is to provide long-term capital appreciation. The Value Fund’s principal investment strategy is value investing.  The Value Fund commenced operations on July 21, 2004.  The Baldwin Fund’s investment objective is to provide total return.  The Baldwin Fund seeks to achieve its investment objective by purchasing equity securities (including common stock, shares of other investment companies and exchange traded funds) and selling covered calls to generate income to the Baldwin Fund.  The Baldwin Fund also utilizes put options in conjunction with the covered calls to limit the risk of ownership of the underlying equity securities.  The Baldwin Fund commenced operations on August 1, 2008.

 Note 2. Summary of Significant Accounting Policies

Codification: The FASB has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become nonauthoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds have implemented the Codification as of December 31, 2009.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value exists since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Financial Futures Contracts   The Funds may invest in financial futures contracts solely for the purpose of hedging their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in market values or interest rates.  Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit).  Subsequent payments, known as “variation margin” are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the security.  The Funds recognize a gain or loss equal to the daily variation margin.  Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Option Writing - The Baldwin Fund may invest in put and call options.  When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Baldwin Fund on the expiration date as realized gains.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining if the fund has a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund.  The Baldwin Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Share Valuation - The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m., Eastern time on each day the Funds are open for business and on any other day on which there is sufficient trading in the Funds’ securities to materially affect the net asset value. The Funds are normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Redemption Fee - To discourage short-term trades by investors, the Funds will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are redeemed within five days of purchase. There were no redemption fees collected for the Funds for the year ended June 30, 2010.

Security Transaction Timing - Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Funds use the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Income Taxes - The Funds intend to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any realized capital gains. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2008-2010, as defined by IRS statue of limitations for all major industries, including federal tax authorities and certain tax authorities.  As of and during the period ended June 30, 2010, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders - The Funds intend to distribute to their shareholders substantially all of their net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

Reclassifications - As of June 30, 2010, the Value Fund recorded permanent book/tax differences of $16,359 from net investment loss to undistributed capital gains/losses. As of June 30, 2010, the Baldwin Fund recorded permanent book/tax differences of $2,179 from net investment loss to undistributed capital gains/losses. This reclassification has no impact on the net asset values of the Funds and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Events – Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3. Investment Management, Administration and Underwriting Agreements

Value Fund

The Trust has a Management Agreement with Frank Capital, with respect to the Value Fund. Under the terms of the Management Agreement, Frank Capital manages the investment portfolio of the Value Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, Frank Capital, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, and pays fees and expenses incurred by the Value Fund, including but not limited to, legal, auditing, accounting, and expenses of the custodian, along with equipment and executive personnel necessary for managing the assets of the Value Fund. Frank Capital also pays the salaries and fees of all its officers and employees that serve as officers and trustees of the Trust.  Frank Capital pays all ordinary operating expenses of the Value Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), acquired fund fees and expenses, and extraordinary expenses. For its services and the payment of Value Fund ordinary operating expenses, Frank Capital receives an annual investment management fee of 1.50% of the average daily net assets of the Value Fund. For the fiscal year ending June 30, 2010, Frank Capital earned fees of $35,897 from the Value Fund.  As of June 30, 2010, the Value Fund owed Frank Capital $6,163.

Baldwin Fund

The Trust has a Management Agreement with LBC with respect to the Baldwin Fund.  Under the terms of the Management Agreement, LBC manages the investment portfolio of the Baldwin Fund, subject to policies adopted by the Trust's Board of Trustees.  Under the terms of the Management Agreement LBC pays all of the expenses of the Baldwin Fund except administrative fees, 12b-1 fees, brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short) acquired fund fees and expenses and extraordinary expenses. As compensation for its management services, the Baldwin Fund is obligated to pay LBC a fee computed and accrued daily and paid monthly at an annual rate of 0.45% of the average daily net assets of the Baldwin Fund. For the year ending June 30, 2010, LBC earned a fee of $11,499 from the Baldwin Fund.

LBC has contractually agreed to defer its fees and to reimburse expenses, exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees, 12b-1 fees and expenses or extraordinary expenses such as litigation, at least until October 31, 2019,  so that the total annual operating expenses will not exceed 1.75%, subject to possible recoupment from the Baldwin Fund in future years on a rolling three year basis (within the three years after the fees have been deferred  or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

LBC reimbursed the Baldwin Fund $107,270 for the year ending June 30, 2010.  LBC owed the Fund $2,396 for reimbursement of expenses at June 30, 2010.  At June 30, 2010, the amount subject to future recoupment is as follows:

Fiscal Year Ended	Recoverable Through	Amount
June 30, 2009	June 30, 2012	$103,914
June 30, 2010	June 30, 2013	$107,270

Note 4. Related Party Transactions

Brian J. Frank and Monique Weiss are the control persons of Frank Capital.  Brian Frank also serves as a trustee of the Trust, and both Mr. Frank and Ms. Weiss serve as officers of the Trust. Mr. Frank and Ms. Weiss receive benefits from Frank Capital resulting from management fees paid to Frank Capital by the Value Fund.

The Baldwin Fund pays LBC brokerage commissions for executing securities transactions, which are separate from, and in addition to, the fees paid by the Baldwin Fund to LBC for advisory services.  For the year ending June 30, 2010, LBC was paid $41,905 in brokerage commissions.  Frank Capital receives administration fees from the Baldwin Fund of $5,000 per month.  Administrative fees paid to Frank Capital for the year ending June 30, 2010 were $60,000. LBC acts as the distributor of the Baldwin Fund.

Note 5. Capital Share Transactions

The Trust is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital as of June 30, 2010 was $4,904,198 and $3,528,399 for the Value Fund and the Baldwin Fund, respectively.  Transactions in capital were as follows:

Value Fund	July 1, 2009 through June 30, 2010		July 1, 2008 through June 30, 2009

	Shares	Amount	Shares	Amount
Shares sold	490,129	$ 4,589,276	23,908	$167,576
Shares reinvested	-	-	15,377	91,799
Shares redeemed	(96,948)	(884,449)	(12,758)	(97,904)
Net Increase	393,181	$3,704,827	26,527	$161,471

Baldwin Fund			August 1, 2008 (commencement of
	July 1, 2009 through June 30, 2010		investment operations) through June 30, 2009

	Shares	Amount	Shares	Amount
Shares sold	197,991	$1,794,458	170,034	$1,529,362
Shares reinvested	12,902	115,261	2,403	21,383
Shares redeemed	(3,509)	(32,027)	(4)	(37)
Net Increase	207,384	$1,877,692	172,433	$1,550,708

Note 6. Options

As of June 30, 2010, the Baldwin Fund had outstanding written call options valued at $23,122.

Transactions in written call options during the year ended June 30, 2010 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2009	502	$ 41,777
Options written	7,513	545,325
Options exercised	(2,718)	(245,383)
Options expired	(2,746)	(149,999)
Options terminated in closing purchase transaction	(1,610)	(140,085)
Options outstanding at June 30, 2010	941	$ 51,635

As of June 30, 2010, the Baldwin Fund held put options valued at $242,400.

Transactions in put options purchased during the year ended June 30, 2010 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at June 30, 2009	420	$ 132,413
Options purchased	1,185	270,589
Options expired	(60)	(1,595)
Options terminated	(710)	(191,737)
Options outstanding at June 30, 2010	835	$ 209,670

The Funds adopted SFAS 161, “Disclosures about Derivative Instruments and Hedging Activities”, effective July 1, 2009.

The location on the statement of assets and liabilities of the Baldwin Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

  Liability

Derivatives

Call options written                                   23,122

Realized and unrealized gains and losses on derivatives contracts entered into during the fiscal year ended June 30, 2010 by the Baldwin Fund are recorded in the following locations in the Statement of Operations:

Realized

Unrealized

Location

Gain/(Loss)

Location

Gain/(Loss)

Call options                        Realized Gain

     Change in Unrealized

  Written                          (Loss) on Options

  (26,150)

                Appreciation/(Depreciation)     100,715

                               Written

                                       on Options Written

The selling of written call options may tend to reduce the volatility of the Baldwin Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Baldwin Fund’s gain on the underlying securities.  Written call options expose the Baldwin Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

Note 7. Investment Transactions

For the year ended June 30, 2010, purchases and sales of investment securities other than U.S. Government obligations and short-term investments for the Value Fund aggregated $4,913,861 and $1,348,782, respectively.

For the year ended June 30, 2010, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and options for the Baldwin Fund aggregated $11,269,689 and $9,598,532, respectively.  Purchases and sales of options for the Baldwin Fund aggregated $717,376 and $623,693, respectively.

Note 8. Tax Matters

As of June 30, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each of the Funds were as follows:

Value Fund

Baldwin Fund

Undistributed capital gain

  $            -0-                               $   103,958

Capital loss carryforward expiring 6/30/2017+

                  $      43,309

                    $            -0-

                                                       6/30/2018                                                                                   59,239                                             -0-

  $    102,548

    $            -0-

Post-October capital loss deferrals realized between 11/1/09 and 6/30/2010 *                       $      34,508

                    $       2,355

Gross unrealized appreciation on investment securities

                  $    106,932                               $   107,084

Gross unrealized depreciation on investment securities

                  $  (540,268)

                    $  (470,148)

Net unrealized depreciation on investment securities

                  $  (433,336)                               $ (363,064)

Cost of investment securities, including Short Term investments **

                  $ 4,788,122

                    $ 3,782,020

*These deferrals are considered incurred in the subsequent year.

** The difference between book and tax cost represents disallowed wash sales for tax purposes.

+ The capital loss carryforward will be used to offset any capital gains realized by the Value Fund in future years through the expiration date.  The

    Value Fund will not make distributions from capital gains while a capital loss carry forward remains.

On September 30, 2009, the Baldwin Fund declared a distribution of $0.0680 per share of net investment income. The distribution was paid on September 30, 2009 to shareholders of record on September 29, 2009.

On November 27, 2009, the Baldwin Fund declared a distribution of $0.2980 per share of short-term capital gain. The distribution was paid on November 27, 2009 to shareholders of record on November 26, 2009.

On December 21, 2009, the Baldwin Fund declared a distribution of $0.0358 per share of net investment income. The distribution was paid on December 21, 2009 to shareholders of record on December 18, 2009.

On March 24, 2010, the Baldwin Fund declared a distribution of $0.0500 per share of net investment income. The distribution was paid on March 24, 2010 to shareholders of record on March 23, 2010.

On June 30, 2010, the Baldwin Fund declared a distribution of $0.0470 per share of net investment income. The distribution was paid on June 30, 2010 to shareholders of record on June 29, 2010.

The tax character of the distributions paid were as follows:

	Value Fund	Baldwin Fund
Distributions paid from:
Ordinary income	$0	$133,660
	$0	$133,660

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of June 30, 2010, NFS, LLC owned approximately 93.31% of the Baldwin Fund, for the benefit of others, and may be deemed to control the Baldwin Fund.  As of June 30, 2010, Pershing, LLC owned approximately 43.13% of the Value Fund, for the benefit of others, and may be deemed to control the Value Fund.

Note 10. New Accounting Pronouncement.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU 2010-06 will have on the Funds’ financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

   of Frank Value Fund and Leigh Baldwin Total Return Fund,

   both a Series of the Frank Funds

We have audited the accompanying statements of assets and liabilities of Frank Value Fund, ("Value Fund"), and Leigh Baldwin Total Return Fund (“Baldwin Fund”), both a series of the Frank Funds (the “Funds”), including the schedule of investments and schedule of call options written, as of June 30, 2010 and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended for the Value Fund and for the year then ended and the period August 1, 2008 (commencement of operations) through June 30, 2009 for the Baldwin Fund, and the financial highlights for each of the five years in the period then ended for the Value Fund, and for the year then ended and the period August 1, 2008 (commencement of operations) through June 30, 2009 for the Baldwin Fund.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2010, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Frank Value Fund and Leigh Baldwin Total Return Fund, both a series of the Frank Funds, as of June 30, 2010, the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
August 25, 2010

Frank Funds
Expense Illustration
June 30, 2010 (Unaudited)

Expense Example

As a shareholder of the Value Fund, you incur ongoing costs which typically consist solely of management fees.  As a shareholder of the Baldwin Fund, you incur two types of costs: (1) transactions costs, including, deferred sales charges (loads) and redemption fees; and (2) ongoing costs,  including management fees and distribution and/or service (12b-1) fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

With respect to the Funds the Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of January 1, 2010 through June 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2010	June 30, 2010	January 1,2010 to June 30,2010

Actual	$1,000.00	$897.44	$7.06
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.36	$7.50

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Baldwin Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2010	June 30, 2010	January 1,2010 to June 30,2010

Actual	$1,000.00	$964.68	$8.52
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,016.12	$8.75

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FRANK  FUNDS

BOARD OF TRUSTEES

JUNE 30, 2010 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Each Trustee has an indefinite term.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Matthew D.L. Deutsch, 312 E. 22nd St. #2B. New York, NY 10010 Age: 28	Trustee since June 2004.

CEO of Deutsch & Thomas, Inc., a seller of professional business plans, September 2005 to present; Investment Strategist and Director, M.D.L. Deutsch and Company, an investment management company, February 2003 to September 2005.

Jason W. Frey, 312 E. 22nd St. #2B. New York, NY 10010 Age: 31	Trustee since June 2004.

Software Developer, ManageIQ, Inc., a virtualization software company, October 2007 to present; Product Developer, Metavante Corporation (f.k.a. Prime Associates, Inc), a banking software development company, September 2002 to October 2007.

Hemanshu Patel 312 E. 22nd St. #2B. New York, NY 10010 Age: 26	Trustee since January 2010.	Associate , J. W. Childs Associates, private equity firm, November 2007 to present; Analyst, Citigroup Global Markets, July 2006 to November 2007; Student, Rutgers University, August 2002 to May 2006
Andrea Goncalves 312 E. 22nd St. #2B. New York, NY 10010 Age: 28	Trustee since January 2010.	Senior Accountant, Security Atlantic Mortgage / REMM, mortgage company, May 2006 to present; Financial Management Associate, Ernst & Young, May 2004 to May 2006

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust. Each Trustee and Officer of the Trust has an indefinite term.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Brian J. Frank[1] 312 E. 22nd St. #2B. New York, NY 10010 Age: 28	President, Treasurer, Chief Compliance Officer, and Trustee	Indefinite/ Treasurer, Secretary and Chief Compliance Officer, June 2004 – present; President, September 2009 – present	Chief Financial Officer of Frank Capital Partners LLC since June 2003	2	None
Monique M. Weiss[1] 312 E. 22nd St. #2B. New York, NY 10010 Age: 40	Secretary	Indefinite/ September 2009 – present	Self-employed, Consultant to mutual fund industry, 2006 – present; Executive Director, Morgan Stanley Investment Management, 1998 – 2006.	2	None

1 Brian J. Frank is considered an “Interested” Trustee, as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.  Brian Frank and Monique Weiss are married.

Additional information regarding the Trustees and Officers is available in the Funds’ Statement of Additional Information.

FRANK FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2010 (UNAUDITED)

Each Fund’s Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 217-5426 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies during the most recent 12-month period ended June 30 are available without charge upon request by (1) calling (888) 217-5426 and (2) from the documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Each Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling (888) 217-5426.

Special Meeting of Shareholders – January 15, 2010

On August 31, 2009, Alfred Frank resigned his positions as trustee and officer of the Trust.  He also agreed to sell to Ms. Monique Weiss his 50% interest in FCP.  Ms. Weiss’ acquisition would be considered a “change of control” of FCP.

Pursuant to the Investment Company Act of 1940 (the “1940 Act”), as amended, a transaction which results in a change of control of an investment adviser causes the management agreement to be “assigned”.  The 1940 Act further provides that a management agreement will automatically terminate in the event of an assignment.  As a result, Value Fund shareholder approval of a new management agreement between the Trust and FCP, with respect to the Value Fund, was required.  Ms. Weiss’ acquisition of Alfred Frank’s 50% interest in FCP was made contingent upon shareholder approval of the new management agreement.

On October 30, 2009, the Trust sent to shareholders of the Value Fund and the Baldwin Fund a Notice of Special Meeting of Shareholders (the “Shareholder Meeting”) setting forth two proposals (i) the approval of the new management agreement between the Trust and FCP, which required the approval of only the Value Fund’s shareholders, and (ii) the election of three trustees, Brian Frank (who had been previously appointed by the non-interested trustees), Andrea Goncalves and Hemanshu Patel.  The Shareholder Meeting was called for November 20, 2009.

On November 20, 2009, however, the quorum of shareholders required to vote on the Shareholder Meeting proposals was not present in person or by proxy, and the meeting was adjourned until further notice. On December 31, 2009, the Trust sent notice to the shareholders that the Shareholder Meeting would reconvene on January 15, 2010.

As of December 31, 2009, Brian Frank and Alfred Frank each owned 50% of FCP and the Trust’s Board of Trustees consisted of Brian J. Frank, Matthew D. L. Deutsch and Jason W. Frey.

A Shareholder Meeting was held on January 15, 2010 to consider and approve the new management agreement between the Trust and FCP and to elect Brian Frank, Andrea Goncalves and Hemanshu Patel as Trustees.

The approval of the new management agreement between the Trust and FCP required the affirmative vote of a “majority of the outstanding voting securities” of the Value Fund as that term is defined under the 1940 Act.  This means the affirmative vote of the lesser of (a) 67% or more of the shares of the Value Fund present at the Shareholders Meeting or represented by proxy if the holders of more than 50% of the outstanding shares of the Value Fund are present or represented by proxy at the Shareholders Meeting or (b) more than 50% of the outstanding shares of the Value Fund.

At the Shareholders Meeting, the Value Fund had 59% of shareholders entitled to vote present by proxy.  The proposed management agreement between the Trust and FCP was approved by the shareholders of the Value Fund with voting results as follows:

For

Against

Abstain

Broker Non-vote

Value Fund

119,845

0

368

0

Any of the Board of Trustee nominees receiving a plurality of the votes cast, by shareholders of the Value Fund and the Baldwin Fund, in person or by proxy at the Shareholders Meeting, at which a quorum existed, would be elected to the Board of Trustees.  Each of the nominees, Brian Frank, Andrea Goncalves and Hemanshu Patel, were elected to the Board of Trustees of the Trust by the following vote of shareholders of the Value Fund and the Baldwin Fund:

Authority Given

                   Authority Withheld

Brian J. Frank

     252,551

1,106

Andrea Goncalves

     252,551

1,106

Hemanshu Patel

     252,551

1,106

New Fee Structure for the Value Fund

At a meeting of the Board of Trustees of the Trust on June 27, 2010, the Board redesignated the Value Fund’s class of outstanding shares as “Investor Class” shares and designated two additional classes of shares as “Class C” and “Institutional Class” shares, effective September 15, 2010.

Additionally, the Board approved changes to the fee structure of the Value Fund’s Investor Class shares, effective as of September 15, 2010 and subject to shareholder approval.  As a result of the changes, the Fund will have two agreements with the adviser: (1) a management agreement with an annual fee of 0.99% and (2) an administration agreement with an annual fee of 0.25%.  Under the terms of the proposed administration agreement, FCP will provide administration services to the Fund and will pay all of the Fund’s normal operating expenses (with the exception of the management fee and Rule 12b-1 fees).  The Value Fund’s Investor Class shares will pay Rule 12b-1 distribution and shareholder servicing fees of 0.25% under a Distribution Plan Pursuant to Rule 12b-1 (the “Plan”).  Any increase in the management fee or Rule 12b-1 fees in the future would require shareholder approval.  Although no fee increase is currently anticipated, the Board of Trustees could increase the administration fee without shareholder approval.

Approval of a New Management Agreement

In deciding to approve the new Management Agreement, the Board, including the Independent Trustees, evaluated the impact of the proposed management fee changes on the Value Fund.  The Board, including the Independent Trustees, requested and reviewed materials furnished by FCP, including financial information, and discussed the proposed Management Agreement.

Based on its review, it was the consensus of the Board that approval of the new Management Agreement was in the best interests of the Trust and the Value Fund’s shareholders.  Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommended approval by the shareholders of the Value Fund of the new Management Agreement.  In making this recommendation, the Board of Trustees primarily evaluated (i) their satisfaction with the experience, reputation, qualifications, and background of FCP’s investment personnel, (ii) the nature and quality of its operations and services, including the research tools and overall investment philosophy that FCP will continue to provide the Value Fund, (iii) the benefits of continuity in services to be provided by FCP, and (iv) the fact that Mr. Brian Frank will remain the portfolio manager for the Value Fund.

As to the nature, extent, and quality of the services to be provided by FCP to the Fund, the Trustees considered that, under the terms of the new Management Agreement, FCP would, subject to the supervision of the Board of Trustees of the Trust, provide or arrange to be provided to the Fund such investment advice as FCP in its discretion deems advisable and will furnish or arrange to be furnished a continuous investment program for the Value Fund consistent with the Fund’s investment objective and policies.  The Board considered the experience and resources to be dedicated to the Value Fund by FCP and noted that FCP reported that its Code of Ethics remains in place, as well as its Compliance Policies and Procedures.  The Board concluded that, overall, the nature, extent, and quality of the services provided to the Value Fund by FCP were consistent with the Board’s expectations.

The Trustees considered the investment performance of the Value Fund compared to its benchmark. It was the consensus of the Trustees that the overall investment philosophy of FCP was satisfactory and that the performance of the Value Fund provided reasonable returns.

As to comparative fees and expenses, the Trustees considered the management fee to be paid by the Value Fund and compared those fees to management fees paid by funds in a peer group of other mutual funds.  The Trustees noted that they had also compared the total expense ratio of the Value Fund with the expense ratios of the funds in the peer group and had determined that the Value Fund’s contractual management fee and total expense ratio were reasonable.  The Trustees noted that, pursuant to the new Administration Agreement, FCP will provide administrative services and will continue to pay the Value Fund’s operating expenses (excluding the management fees and 12b-1 fees) for an annual fee of 0.25%.  Additionally, the Board noted that FCP has no other clients and consequently, there were no other fees charged by FCP for the Board to consider.  The Trustees concluded that the Value Fund’s management fees were acceptable in light of the quality of services the Value Fund expects to receive from FCP and the level of fees paid by funds in the peer group.

As to the profits to be realized by FCP, the Trustees noted that they had reviewed FCP’s estimates of its profitability and its financial condition.  Based on this review, the Trustees concluded that they were satisfied that FCP’s expected level of profitability from its relationship with the Value Fund was reasonable and not excessive under the new Management Agreement.  As to economies of scale and whether fee levels reflect those economies of scale, the Trustees noted that these factors were not relevant given the small size of the Value Fund; however, it was the consensus of the Board that the issue be revisited as the Value Fund grows.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the proposed Management Agreement was in the best interests of the Value Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the new Management Agreement and voted to recommend it to shareholders for approval.

Subsequent Event: Special Meeting of Shareholders — August 30, 2010

On August 30, 2010, the Trust held a special meeting of the shareholders of the Value Fund.  At the meeting, holders of a majority of the outstanding shares of the Value Fund, in person or by proxy, voted (i) to approve the Plan for Investor Class shares and (ii) to approve the new Management Agreement between the Trust, on behalf of the Value Fund, and FCP.  Both the Plan and the new Management Agreement will become effective as of September 15, 2010.  Additional information regarding the Plan, the new Management Agreement, and the administration agreement are available in the Value Fund’s Definitive Proxy Statement filed with the SEC on July 22, 2010.  Additional details regarding the special meeting of the shareholders will be provided in the Trust’s Semi-Annual Report to Shareholders for the fiscal period ending December 31, 2010.

Board of Trustees

Brian J. Frank

Matthew D. L. Deutsch

Jason W. Frey

Andrea Goncalves

Hemanshu Patel

Investment Advisers

Frank Capital Partners, LLC

312 E. 22nd St. #2B

New York, NY 10010

Leigh Baldwin & Co., LLC

112 Albany Street, P.O. Box 660

Cazenovia, NY 13035

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

Huntington National Bank

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Value Fund and the Baldwin Fund. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. This is because the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2010

$ 16,000

FY 2009

$ 16,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2010

$ 0

$ 0

FY 2009

$ 0

$ 0

 (c)

Tax Fees

Registrant

Adviser

FY 2010

$ 3,000

$ 0

FY 2009

$ 3,000

$ 0

Nature of the fees:

Preparation of tax returns

(d)

All Other Fees

Registrant

Adviser

FY 2010

$ 0

$ 0

FY 2009

$ 0

$ 0

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2010

$ 3,000

$ 0

FY 2009

$ 3,000

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herwith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Frank Funds

By /s/Brian J. Frank, President & Treasurer

     Brian J. Frank

     President & Treasurer

Date: September 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Brian J. Frank, President & Treasurer

     Brian J. Frank

     President & Treasurer

Date: September 1, 2010